UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 30, 2005
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                                EMCOR GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                1-8267                                  11-2125338
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        (Commission File Number)            (I.R.S. Employer Identification No.)

     301 MERRITT SEVEN, NORWALK, CT                        06851
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (203) 849-7800
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             (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       On March 30, 2005, the Compensation and Personnel Committee of the Board of Directors of the Company established performance goals and maximum bonuses payable in respect of 2005 under the Company's Key Executive Incentive Bonus Plan for each of Messrs. Frank T. MacInnis, Chief Executive Officer and Chairman of the Board, Anthony J. Guzzi, President and Chief Operating Officer, Sheldon I. Cammaker, Executive Vice
       President  and  General  Counsel,  Leicle  E.  Chesser,   Executive  Vice
       President and Chief Financial Officer, R. Kevin Matz, Senior Vice President - Shared Services and Mark A. Pompa, Senior Vice President, Chief Accounting Officer and Treasurer. Each such executive may receive a bonus of up to 200% of his 2005 annual salary if the Company reaches certain performance goals based upon the sum of its 2005 operating income (after excluding any charges resulting from the resolution of claims arising out of contracts entered into by subsidiaries prior to the acquisition of such subsidiaries by the Company ("Pre-Acquisition Contracts")) and 2005 net cash provided by operating activities (after excluding any collections resulting from the resolution of claims arising out of Pre-Acquisition Contracts). The bonus payable to each such executive may be less than the maximum in the sole discretion of the Company's Compensation and Personnel Committee.

                                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMCOR GROUP, INC.
Date:  April 4, 2005                           By: /s/ Kevin Matz
                                               ---------------------------------
                                               Name:  R. Kevin Matz
                                               Title:  Senior Vice President -
                                                       Shared Services